The confidential portions of this exhibit have been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

REDACTED PORTIONS OF THIS EXHIBIT ARE MARKED BY “***.”

AMENDMENT NUMBER ONE TO GOOGLE SERVICES AGREEMENT

This Amendment Number One to the Google Services Agreement (“Amendment”) is effective as of March 1, 2019 (“Amendment Effective Date”), and amends the Google Services Agreement by and between Vertro, Inc. (“Company”) and Google LLC (“Google”) with an effective date of March 1, 2017, as amended (the “Agreement”). Capitalized terms not defined in this Amendment have the meanings given to those terms in the Agreement. The parties agree as follows:

1.Search Services. The Search Services tables on the first pages are hereby deleted and replaced with the following.

WEBSEARCH SERVICE (“WS”)	Search Fees
Sites approved for WS: See Exhibit B Approved Client Applications for WS: Alot Extension	$***

ADVERTISING SERVICES

ADSENSE FOR SEARCH (“AFS”)	AFS Revenue Share Percentage	AFS Deduction Percentage
Sites approved for AFS: See Exhibit B Approved Client Applications for AFS: Alot Extension	See Exhibit A	***

2.Renewal Term. The “Term” as set forth on the cover page of the Agreement is extended to continue through February 28, 2021 (inclusive).

3.Implementation and Maintenance. The following is added to Section 2.2:

“(j) Google and Company agree to the Google Ads controller-controller data protection terms available at: https://privacy.google.com/businesses/controllerterms/ (or any different or additional URL Google may provide to Company from time to time).

(k) If there is any conflict between Section 2.2(g) or Section 2.2(h) of this Agreement and the EU user consent policy set out in the Google Program Guidelines, the EU user consent policy will apply in relation to End Users in the European Economic Area.”

4.Exhibit A. Exhibit A is deleted in its entirety and replaced with the attach Exhibit A.

5.General. The parties may execute this Amendment in counterparts, including facsimile, PDF, or other electronic copies, which taken together will constitute one instrument. Except as expressly modified herein, the terms of the Agreement remain in full force and effect.

Page 1 of 1 – Confidential
Amendment One

The confidential portions of this exhibit have been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

REDACTED PORTIONS OF THIS EXHIBIT ARE MARKED BY “***.”

IN WITNESS WHEREOF, the parties have executed this Amendment by persons duly authorized.

GOOGLE	COMPANY

By: /s/ Philipp Schindler	By: /s/ Don W. Barrett III
Name: Philipp Schindler	Name: Don W. Barrett III
Title: Authorized Signatory	Title: COO
Date: 2019.01.22	Date: 1/22/19
16:50:55 – 08’00’

Page 2 of 2 – Confidential
Amendment One

The confidential portions of this exhibit have been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

REDACTED PORTIONS OF THIS EXHIBIT ARE MARKED BY “***.”

EXHIBIT A

***

Page 3 of 3 – Confidential
Amendment One

The confidential portions of this exhibit have been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

REDACTED PORTIONS OF THIS EXHIBIT ARE MARKED BY “***.”

EXHIBIT B

***

Page 4 of 4 – Confidential
Amendment One